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                                                                              B5


                                                                    Exhibit 23.1

Form 10-K


                       Consent of Independent Accountants


We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-02736 and 333-40293) of Southern Peru Copper Corporation of our report dated January 24, 2001, financial statements which appears in this Form 10-K.


ARTHUR ANDERSEN, LLP


Phoenix, Arizona
January 24, 2001